                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    March 27, 2000
                                                 ------------------


                        NATIONAL COMMERCE BANCORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Tennessee                  0-6094             62-0784645
------------------------------     -----------      ------------------
(State or other jurisdiction      (Commission        (I.R.S. Employer
      of incorporation)            File Number)     Identification No.)

 One Commerce Square, Memphis, Tennessee                         38150
----------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code      (901) 523-3371
                                                   -------------------


                                 Not Applicable
                                 --------------
   (Former name, former address and former fiscal year, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     The Registrant announced on March 20, 2000 that it has executed a definitive Agreement and Plan of Merger with CCB Financial Corporation providing for the merger of CCB Financial Corporation into the Registrant. Attached to this Current Report on Form 8-K as Exhibits are (1) audited financial statements of CCB Financial Corporation, which are filed by the Registrant pursuant to Rule 3-05 of Regulation S-X, and (2) unaudited pro forma combined condensed financial information, which are filed by the Registrant pursuant to Article 11 of Regulation S-X. Both Exhibits are incorporated herein by reference.
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Item 7.   Financial Statements and Exhibits

(c)    Exhibits.

       The following exhibits are filed pursuant to Item 601 of Regulation S-K:

Exhibit
Number                                              Description
-------  -------------------------------------------------------------------------------------------------
   99.1  Audited financial statements of CCB Financial Corporation.

   99.2  Unaudited pro forma combined condensed financial statements of National Commerce Bancorporation assuming consummation of the merger between National Commerce Bancorporation and CCB Financial
         Corporation.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              NATIONAL COMMERCE BANCORPORATION



Date: March 27, 2000                          By:  /s/ William R. Reed, Jr.
                                                  -----------------------------
                                                  William R. Reed, Jr.
                                                  Vice Chairman